SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):April 26, 2001

AVNET, INC.

(Exact name of Registrant as Specified in its Charter)

New York	1-4224	11-1890605

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code —(480) 643-2000

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Item 5. Other Events.

      The press release of Avnet, Inc. issued on April 26, 2001 is being filed as Exhibit 99 hereto.

      Item 7. Financial Statements and Exhibits.

(a) Inapplicable

(b) Inapplicable.

(c) Exhibits:

99. Press Release of Avnet, Inc. dated April 26, 2001

      No other item of this report form is presently applicable to the Registrant.

S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the    undersigned thereunto duly authorized.

AVNET, INC. (Registrant)

Date: April 26, 2001	By:	/s/ Raymond Sadowski Raymond Sadowski Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release of Avnet, Inc. dated April 26, 2001